EXHIBIT 99.3

                                A Confirmation

[LOGO OMITTED]                              BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009

DATE:             May 30, 2006

TO:               The Bank of New York, not in its individual capacity, but
                  solely as Trustee of the Supplemental Interest Trust for
                  CWALT, Inc. Alternative Loan Trust 2006-18CB
ATTENTION:        Courtney Barhalomew
TELEPHONE:        212-815-3236
FACSIMILE:        212-815-3986

FROM:             Derivatives Documentation
TELEPHONE:        212-272-2711
FACSIMILE:        212-272-9857

SUBJECT:          Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER: FXNEC8309

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-18CB ("Counterparty"). This Agreement, which evidences a complete and binding agreement between BSFP and Counterparty to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). BSFP and Counterparty have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement"). An ISDA Form Master Agreement shall be deemed to have been executed by BSFP and Counterparty on the date we entered into the Transaction. All provisions contained in, or incorporated by reference to, the ISDA Form Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms capitalized but not defined herein shall have the meanings attributed to them in the Pooling and Servicing Agreement dated as of May 1, 2006 (the "Pooling and Servicing Agreement") among CWALT, Inc., as depositor, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park

Reference Number: FXNEC8309
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-18CB
May 30, 2006
Page 2 of 12

      Sienna LLC, as a seller Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

      Type of Transaction:     Rate Cap

      Notional Amount:         With respect to any Calculation Period, the
                               amount set forth for such period in the attached
                               Schedule of Notional Amounts.

      Trade Date:              May 25, 2006

      Effective Date:          June 25, 2006

      Termination Date:        June 25, 2009

      Fixed Amount (Premium):

         Fixed Rate Payer:     Counterparty; provided that the payment of the
                               Fixed Amount to BSFP has been made on behalf of the Counterparty by Deutsche Bank Securities
                               Inc. from the proceeds of the sale of the Certificates.

         Fixed Rate Payer
         Payment Date:         May 30, 2006

         Fixed Amount:         USD 375,000

     Floating Amounts:

         Floating Rate Payer:  BSFP

         Cap Rate:             5.50000%

         Floating Rate Payer
         Period End Dates:     The 25th calendar day of each month during the
                               Term of this Transaction, commencing July 25,
                               2006 and ending on the Termination Date, with No
                               Adjustment.

         Floating Rate Payer
         Payment Dates:        Early Payment shall be applicable. The Floating
                               Rate Payer Payment Dates shall be one Business
                               Day preceding each

Reference Number: FXNEC8309
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-18CB
May 30, 2006
Page 3 of 12

                               Floating Rate Payer Period End Date.

         Floating Rate Option: USD-LIBOR-BBA; provided, however, that if the
                               Floating Rate determined from such Floating Rate Option for any Calculation Period is greater than 9.00000% then the Floating Rate for such Calculation Period shall be deemed equal to 9.00000%.

         Designated Maturity:  One month

         Floating Rate Day
         Count Fraction:       30/360

         Reset Dates:          The first day of each Calculation Period.

         Compounding:          Inapplicable

     Business Days for
     payments:                 New York

     Business Day Convention:  Following

3.   Additional Provisions:    Each party hereto is hereby advised and
                               acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

4.    Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
      Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)    Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

Reference Number: FXNEC8309
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-18CB
May 30, 2006
Page 4 of 12

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) of the ISDA Form Master Agreement shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(e) The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

      (i)   Market Quotation will apply.

      (ii)  The Second Method will apply.

(g) "Termination Currency" means United States Dollars.

3) Tax Representations. Not applicable

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party or Section 5(b)(iii) with respect to BSFP as the Burdened Party.

5) Documents to be Delivered. For the purpose of Section 4(a):

(1)   Tax forms, documents, or certificates to be delivered are:

Reference Number: FXNEC8309
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-18CB
May 30, 2006
Page 5 of 12

Party required to deliver   Form/Document/                                  Date by which to
document                    Certificate                                     be delivered
BSFP and                    Any document required or reasonably             Promptly after the earlier of (i) reasonable
the Counterparty            requested to allow the other party to make      demand by either party or (ii) learning that
                            payments under this Agreement without any       such form or document is required
                            deduction or withholding for or on the
                            account of any Tax or with such deduction
                            or withholding at a reduced rate

(2)   Other documents to be delivered are:

Party required     Form/Document/                             Date by which to                          Covered by Section 3(d)
to deliver         Certificate                                be delivered                              Representation
document
BSFP and           Any documents required by the receiving    Upon the execution and delivery of        Yes
the Counterparty   party to evidence the authority of the     this Agreement and such Confirmation
                   delivering party or its Credit Support
                   Provider, if any, for it to execute and
                   deliver this Agreement, any
                   Confirmation , and any Credit Support
                   Documents to which it is a party, and
                   to evidence the authority of the
                   delivering party or its Credit Support
                   Provider to perform its obligations
                   under this Agreement, such Confirmation
                   and/or Credit Support

Reference Number: FXNEC8309
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-18CB
May 30, 2006
Page 6 of 12

Party required     Form/Document/                             Date by which to                          Covered by Section 3(d)
to deliver         Certificate                                be delivered                              Representation
document
                   Document, as the case may be

BSFP and           A certificate of an authorized officer     Upon the execution and delivery of        Yes
the Counterparty   of the party, as to the incumbency and     this Agreement and such Confirmation
                   authority of the respective officers of
                   the party signing this Agreement, any

                   relevant Credit Support Document, or

                   any  Confirmation, as the case may be

Counterparty       An executed copy of the Pooling and        Upon request from BSFP                    No
                   Servicing Agreement.

6) Miscellaneous. Miscellaneous

(a)   Address for Notices: For the purposes of Section 12(a) of this Agreement:

      Address for notices or communications to BSFP:

            Address:    383 Madison Avenue, New York, New York  10179
            Attention:  DPC Manager
            Facsimile:  (212) 272-5823

      with a copy to:

            Address:    One Metrotech Center North, Brooklyn, New York 11201
            Attention:  Derivative Operations - 7th Floor
            Facsimile:  (212) 272-1634

            (For all purposes)

      Address for notices or communications to the Counterparty:

            Address:    The Bank of New York

Reference Number: FXNEC8309
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-18CB
May 30, 2006
Page 7 of 12

                        101 Barclay Street-8W
                        New York, New York 10286
            Attention:  Corporate Trust MBS Administration, CWALT, Series
                        2006-18CB
            Facsimile:  212-815-3986
            Phone:      212-815-3236

            (For all purposes)

(b)   Process Agent. For the purpose of Section 13(c):

                  BSFP appoints as its
                  Process Agent:          Not Applicable

                  The Counterparty appoints as its
                  Process Agent:          Not Applicable

(c) Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of
      Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

      BSFP is not a Multibranch Party.

      The Counterparty is not a Multibranch Party.

(e) Calculation Agent. BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then the Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market Maker to act as Calculation Agent.

(f)   Credit Support Document. Not applicable for either BSFP or the
      Counterparty.

(g)   Credit Support Provider.

      BSFP: Not Applicable

      The Counterparty: Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

Reference Number: FXNEC8309
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-18CB
May 30, 2006
Page 8 of 12

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) BSFP will not unreasonably withhold or delay its consent to an assignment of this Agreement to any other third party.

(m) Set-off. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

(n) Limitation on Liability: It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by The Bank of New York ("BONY"), not individually or personally but solely as the Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-18CB (the "Trust") in the exercise of the powers and authority conferred and vested in it, (b) The Bank of New York is entering into this Agreement solely in its capacity as trustee and not in its individual capacity under the Pooling and Servicing Agreement; and (c) in no case shall the Bank of New York (or any person acting as successor trustee under the Pooling and Servicing Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of the Counterparty under the terms of this Agreement, all such liability, if any, being expressly waived by BSFP and any person claiming by, through or under BSFP.

Reference Number: FXNEC8309
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-18CB
May 30, 2006
Page 9 of 12

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

      "(g)  Relationship Between Parties.

            Each party represents to the other party on each date when it enters into a Transaction that:--

            (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

            (2) Evaluation and Understanding.

            (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

            (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

            (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

            (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise.

            (5) Eligible Contract Participant. Each party constitutes an "eligible contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended."

      NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

Reference Number: FXNEC8309
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-18CB
May 30, 2006
Page 10 of 12

5.   Account Details and
     Settlement Information:  Payments to BSFP:
                              Citibank, N.A., New York
                              ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                              Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                              Sub-account  Number: 102-04654-1-3
                              Attention: Derivatives Department

                              Payments to Counterparty:
                              The Bank of New York
                              New York, NY
                              ABA Number: 021-000-018
                              GLA Number:  111-565
                              For further credit to: TAS A/C 580758
                              Attention: Author Rea
                              Tel: (212) 815-4800

6. Regulation AB Compliance. BSFP and Counterparty agree that the terms of the
Item 1115 Agreement dated as of January 30, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Bear Stearns Financial Products Inc. shall be incorporated by reference into this Agreement so that Counterparty shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex A.

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: FXNEC8309
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-18CB
May 30, 2006
Page 11 of 12

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By:  /s/ Annie Manevitz
     Name:  Annie Manevitz
     Title: Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

THE BANK OF NEW YORK, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS TRUSTEE OF THE SUPPLEMENTAL INTEREST TRUST FOR CWALT, INC. ALTERNATIVE LOAN TRUST 2006-18CB

By:   /s/ Maria Tokarz
      As authorized agent or officer for The Bank of New York, not in its individual capacity but soley as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-18CB
      Name:  Maria Tokarz
      Title: Assistant Treasurer





am

Reference Number: FXNEC8309
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-18CB
May 30, 2006
Page 12 of 12

                          SCHEDULE OF NOTIONAL AMOUNTS

                                                            Notional Amount
     From and including          To but excluding                (USD)
     ------------------          ----------------                -----

       Effective Date                7/25/2006               101,908,809.86
         7/25/2006                   8/25/2006               100,502,130.88
         8/25/2006                   9/25/2006               98,928,100.93
         9/25/2006                  10/25/2006               97,188,561.92
         10/25/2006                 11/25/2006               95,285,759.34
         11/25/2006                 12/25/2006               93,222,340.44
         12/25/2006                  1/25/2007               91,001,351.09
         1/25/2007                   2/25/2007               88,626,231.35
         2/25/2007                   3/25/2007               86,100,809.67
         3/25/2007                   4/25/2007               82,436,767.60
         4/25/2007                   5/25/2007               77,894,442.82
         5/25/2007                   6/25/2007               73,173,444.23
         6/25/2007                   7/25/2007               68,609,830.43
         7/25/2007                   8/25/2007               64,201,618.51
         8/25/2007                   9/25/2007               59,946,820.18
         9/25/2007                  10/25/2007               55,843,441.60
         10/25/2007                 11/25/2007               51,889,483.15
         11/25/2007                 12/25/2007               48,082,939.41
         12/25/2007                  1/25/2008               44,421,799.04
         1/25/2008                   2/25/2008               40,904,044.72
         2/25/2008                   3/25/2008               37,527,653.13
         3/25/2008                   4/25/2008               34,290,595.01
         4/25/2008                   5/25/2008               31,190,835.17
         5/25/2008                   6/25/2008               28,226,332.61
         6/25/2008                   7/25/2008               25,395,040.56
         7/25/2008                   8/25/2008               22,694,906.73
         8/25/2008                   9/25/2008               20,123,873.39
         9/25/2008                  10/25/2008               17,679,877.62
         10/25/2008                 11/25/2008               15,360,851.53
         11/25/2008                 12/25/2008               13,158,612.41
         12/25/2008                  1/25/2009               11,016,734.81
         1/25/2009                   2/25/2009                8,934,095.30
         2/25/2009                   3/25/2009                6,909,589.67
         3/25/2009                   4/25/2009                4,942,132.60
         4/25/2009                   5/25/2009                3,030,657.38
         5/25/2009               Termination Date             1,174,115.55